UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 17, 2005

                            THE SERVICEMASTER COMPANY
                            -------------------------
             (Exact Name of Registrant as Specified in Its Charter)


   Delaware                           1-14762              36-3858106
   --------                           -------              ----------
(State or Other Jurisdiction  (Commission File Number   (I.R.S. Employer
    of Incorporation)                                 Identification Number)


            3250 Lacey Road, Suite 600, Downers Grove, Illinois       60515
            ---------------------------------------------------       -----
               (Address of Principal Executive Offices)             (Zip Code)

     Registrant's telephone number, including area code: (630) 663-2000
                                                         --------------

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a - 12 under the Exchange Act (17 CFR 240.14a - 12)

____ Pre-commencement communications pursuant to Rule 14d - 2(b) under the Exchange Act (17 CFR 240.14d(b))

____ Pre-commencement communications pursuant to Rule 13e - 4(c) under the Exchange Act (17 CFR 240.13e - 4(c))

Item 8.01.  Other Events.

On January 21, 2005, The ServiceMaster Company issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

    99.1  Press Release issued by The ServiceMaster Company on January 21, 2005.












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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 THE SERVICEMASTER COMPANY


Date:  January 21, 2005          By:  /s/  Jim L. Kaput
                                      --------------------------------------
                                      Jim L. Kaput
                                      Senior Vice President and General Counsel



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




                                  EXHIBIT INDEX

Exhibit
Number   Description of Exhibit
------   ----------------------

99.1     Press Release issued by The ServiceMaster Company on January 21, 2005.







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